GROUP

los angeles san francisco new york

Blink Logic, Inc.
Attn: David Morris, CEO
1038 Redwood Highway, Suite 100A
Mill Valley, CA 94941
415-389-1625

Dear David:

This Agreement (the "Agreement") establishes the terms and conditions under which Blink Logic, Inc., and its successors and assigns, (the "Company") agrees to engage the MKR Group, Inc. ("MKR") to provide an Investor Relations Program (the "Program") as generally described below.

Investor Relations Program

MKR offers a Program designed to help public companies increase their exposure to the investment community. MKR offers counsel on investor relations policy, positioning, and procedure. MKR will represent the Company's interests through communications with the investing public and investment professionals. The Program includes research on the Company's overall business direction and growth potential. MKR will focus on defining the Company's investment appeal by surveying the investment community that follows the Company's industry and then developing the Company's investment thesis. MKR will maintain a proactive outreach and marketing effort to the investment community on behalf of the Company, as well as develop and maintain an investor relations page for the Company's website. MKR will also provide the Company with ongoing investor relations consultation, presentation training, and proactive contact with the investment community and guidance and strategy in regards to management exposure. Attached as Addendum A is a schedule of the specific action items MKR plans to accomplish as the Data Jungle IR program unfolds over the initial six-month term.

Terms & Conditions

The Company and MKR hereby agree as follows:

1. **Engagement**. The Company agrees to engage MKR to provide, and MKR agrees to provide, the Program as generally described above. Pursuant to this engagement the Company hereby adopts the Compensation Plan (the "Plan"), attached hereto as Addendum B, and agrees to compensate MKR pursuant to the terms set forth in said Plan.

DM

GROUP

los angeles san francisco new york

2. **Term and Termination.** The initial term of this Agreement shall commence on January 22, 2008 (the "Commencement Date") and terminate on July 31, 2008 (the "Initial Termination Date"). The Company may not terminate this Agreement without "Cause" until the Initial Termination Date. As used herein, the word "Cause" shall mean only that conduct which involves fraud or other willful misconduct on the part of MKR. The Agreement shall continue in effect beyond the Initial Termination Date on a month-to-month basis unless either party provides written notice of termination to the other party not less than thirty (30) days prior to the Initial Termination Date.

After the Initial Termination Date, either party shall have the right to terminate this Agreement for any reason upon not less than thirty (30) days prior written notice to the other party. Termination of this Agreement shall not take affect until the first day of the month following the thirty (30) day written notice.

Notice shall not affect the right of the MKR to receive payment, as set forth in Addendum B, for services rendered through the date of termination. The Company specifically agrees that Company will continue to be liable for the monthly retainer payment during the termination period, as MKR is committed to performing IR activities during the termination period. The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

3. **Fee. Investor Relations:** In consideration of the investor relations services rendered by MKR during the term of this Agreement, the Company hereby adopts and agrees to pay a monthly fee pursuant to the terms in Addendum B, attached hereto. Invoices are due and payable on the 1st of each month. Company agrees to pay the first month's fee of $9,258.06 (prorated for the 10 days remaining in January 2008 and including the full month of February) upon execution of this Agreement. Payment of the second fee billing and the payment for all months thereafter is due no later than the first day of each month. MKR's fee is payable at the beginning of each 30-day contract period and includes all services, excluding typical expenses.

General: In addition, the Company shall be responsible for all reasonable and necessary disbursements made by MKR on behalf of the Company, including but not limited to, long distance phone calls, postage, photocopies, newswire services, and conference calls. MKR will not incur any single expense in excess of $500 without the Company's prior approval. Notwithstanding the foregoing, the following expenses shall be billed directly to the Company for payment: (1) broadcast conference calls; (2) broadcast faxes; (3) business wire/public relations news-wire services; and (4) any other vendor services in

DM

GROUP

los angeles san francisco new york

which any single disbursement exceeds $500. The foregoing expenses shall be paid directly by the Company.

4. **Accuracy of Company information.** The Company acknowledges and agrees that MKR will be relying upon the truth and accuracy of all information provided by the Company to MKR. Accordingly, the Company represents, warrants and agrees that all documents and other materials provided by or on behalf of the Company to MKR prior to, on or after the date hereof, and whether provided in writing, electronically, or otherwise, and all information contained therein as of the date thereof (collectively, the "Company Materials"), are, and will be, true and accurate in all material respects as of the date of such Company Materials and do not, and will not, contain any material misrepresentation or false statement or fail to disclose any material information necessary to prevent the information disclosed from being materially misleading as of the date of such Company Materials.

5. **Company responsibilities.** The Company acknowledges and agrees that MKR does not, and will not, verify or validate any information provided by the Company or express any view on the merits of any investment in the Company, and the Company will not make any representation to any party to the contrary. The Company also understands that the Company is solely responsible for assuring that any securities it offers for sale are legally registered or are exempt from registration in all jurisdictions in which they are being offered or sold.

6. **MKR is not an investment advisor, broker-dealer, etc.** MKR is not an investment advisor, an underwriter, placement agent or dealer for the Company or its securities. The Company understands that MKR is not a registered broker/dealer and may not sell, offer to sell or offer to buy any security. MKR represents and warranties that neither it nor any of its employees or agents will trade in the Company's stock during the term, of this agreement, or any extension thereof.

7. **MKR does not provide legal advice.** MKR will not and does not provide legal advice to the Company regarding securities law issues or any other general legal issues. The Company agrees that it will retain and consult its own legal advisors on securities law issues as well as any other legal issues relating to the services being provided to it hereunder. To enable MKR to comply with any legal obligations that may apply to MKR, the Company agrees to keep MKR informed regarding the status of all public and private offerings, subject to the confidentiality obligations set forth below.

DM

GROUP

los angeles san francisco new york

8. **Confidentiality.** The parties agree to maintain in confidence and not to use or disclose for any purposes other than those contemplated by this agreement any confidential or proprietary information received from the other party in connection with this Agreement and the services hereunder, or developed hereunder ("Confidential Information"). Confidential Information includes, but is not limited to, trade secrets, marketing plans, designs, techniques, processes, program code, procedures, formulae, copyrights, patents, reseller and customer lists or other proprietary information. The parties will take reasonable measures to maintain the secrecy of the Confidential Information, but not less than the standard of care and measures which each party uses to protect its own confidential information of similar type. This confidentiality obligation shall not extend to information that: (a) is or becomes public knowledge without the fault of the party seeking to disclose it; (b) is received from a source other than the other party without the breach of any confidentiality provisions; (c) is independently developed by the party seeking to disclose it; or (d) is legally required to be disclosed upon the advice of legal counsel. Each party agrees to use its reasonable best efforts to cause its employees, agents and other representatives to observe the terms of this paragraph, and each party agrees that it will be responsible for any breach of this Section by any of its employees, agents or representatives. In addition there shall be no trading in the Company's stock by MKR or its employees agents, representative or their potentially affiliated persons or groups.

9. **Return of Confidential Information.** Promptly after termination of this Agreement, each party will either (a) destroy all Confidential Information of the other party in its possession, or (b) deliver to the other party all Confidential Information of the other party in its possession, except as required by law.

10. **Non-Solicitation.** The Company agrees that it will not solicit any current or past MKR employees for employment with the Company during the term of this Agreement or for 1 year following the termination of this Agreement.

11. **Indemnity.** The Company agrees to indemnify and hold harmless MKR and its officers, directors, partners, employees and agents (the "Indemnified Persons"), to the fullest extent lawful, from and against all claims, liabilities, losses, damages and reasonable expenses (or actions in respect thereof) directly related to or arising out of an untrue statement or an alleged untrue statement of a material fact contained in the Company Materials or the omission or the alleged omission from the Company Materials of a material fact necessary in order to make a statement contained therein not misleading in light of the circumstances under which it was made, provided, however, that the Company shall not be responsible for any losses, claims, damages, liabilities or expenses to the extent that it is determined that they result from actions taken or omitted to be taken as a result of any Indemnified Person's bad faith, gross negligence or willful

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los angeles san francisco new york

misconduct. MKR agrees not to release any material information regarding the Company without prior approval from the Company.

12. **Severability.** If any provision of this Agreement is or should become inconsistent with any present or future law, rule or regulation of any governmental or regulatory body having jurisdiction over the subject matter of this Agreement, such provision will be deemed to be rescinded or modified in accordance with any such law, rule or regulation. In all other respects, this Agreement will continue and remain in full force and effect.

13. **No waiver.** Either party's failure to insist at any time on strict compliance with this Agreement or with any of the terms hereunder or any continued course of such conduct on its part will in no event constitute or be considered a waiver by such party of any of its rights or privileges.

14. **Governing law.** The validity, interpretation and performance of this Agreement shall be controlled by and construed under the internal laws (and not the laws relating to conflicts of law) of the State of California. Company and MKR specifically acknowledge and agree that any action to enforce or interpret any term or provision of this Agreement shall be brought in a Court of the State of California having proper venue. Company hereby consents to the jurisdiction of the Courts of the State of California and consents to venue in the Courts of Los Angeles County. Furthermore, each of the parties acknowledges that it has participated in the negotiation and completion of this Agreement. In the event of any dispute between the parties, including, but not limited to, litigation or arbitration, the prevailing party shall be entitled, in addition to any other remedies, to be reimbursed for its actual attorneys' fees and out-of-pocket disbursements including, but not limited to, expert witness fees. The substantive laws of the State of California, without giving effect to conflict of law principles shall govern this Agreement.

DM.

GROUP

los angeles san francisco new york

We are pleased that you have chosen MKR Group as your investor relations agency. All of us at the MKR Group look forward to a long and mutually rewarding relationship.

Sincerely,

MKR Group, Inc.

By: ______________________
Todd M. Kehrli
Executive Vice President

Accepted and agreed to as of the
date set forth above:

Blink Logic, Inc.

By: ______________________
David Morris, CEO
(I have Authority to bind Blink Logic, Inc.)

[Next Page - Addendum A]

GROUP

los angeles san francisco new york

Addendum A - Proposed Investor Relations Schedule

The following schedule outlines specific action items MKR plans to accomplish as the Blink Logic IR program unfolds over the initial six-month term.

Due Diligence

- Perform research on Data Jungle in advance of due diligence meeting
- Prepare due diligence memo with questions for the team
- Conduct due diligence meeting

Investor Targeting

- Deliver Peer Group Summary
- Deliver Sell-side matrix
- Deliver Buy-side matrix

Investor Communication

- Begin building IR Distribution List – buy-side and sell-side
- Deliver potential speaking engagements calendar
- Determine roadshow dates and cities
- Update/create IR Presentation
- Update/create IR Fact Sheet
- Prepare recommendations for Investor Relations Kit
- Develop IR kit materials (i.e. historical financial releases, Information Request Form, etc.)
- Develop/Create IR website for company (hosted and maintained by MKR)
- Draft, review and finalize the Shareholder Letter
- Add to Data Jungle's IR Distribution List and add contacts as appropriate

Investor Targeting and Meetings

- Plan road show and determine cities
  - Provide profiles on the investors management will meet prior to the meetings
- As schedules permit, pitch story to sell-side analyst targets to set up meetings
- Forward informational kit, as appropriate
- Schedule and confirm meetings
- Survey participants and deliver investor meeting Feedback Memo
- Update buy- and sell-side matrices with targeting results
- In addition to the roadshows, MKR will proactively reach out to investors on our buyside and sellside target lists on a weekly basis
- In addition to the roadshows, MKR will set up conference call introductions with buyside and sellside targets

DM

GROUP

los angeles san francisco new york

Ongoing Investor Communication

- Review press release pipeline
- Update IR distribution lists with meeting attendees and investor inquiries
- Assist with investor inquiries, as appropriate
- Review with management investor education alternatives: interviews, web conferences, retail conferences, etc

Prepare for ~~Third~~ 1st Quarter ~~2007~~ 2008 Reporting

- Our earnings preparation will consist of the following activities:
  - Brainstorming on key messages, metrics and guidance
  - Preparing earnings reporting preparation schedule and coordinating rehearsals and other preparations with management
  - Conducting calls with management to discuss quarterly performance, business outlook and the new growth strategy to develop key messages
  - Drafting the press release and conference call outline/script
  - Drafting potential questions and working with management to formulate responses
  - Rehearsing the script and possible questions
  - Managing all pre- and post-call logistics:
    - Scheduling conference call
    - Arranging the webcast
    - Composing and distributing invitation to conference call list
    - Supplying conference call participants' names
    - Delivering conference call transcript
    - Supplying webcast participant list
- Managing actual conference call and Q&A queue
- Gathering feedback from participants
- Delivering recommendations for IR program based on feedback
- Review and edit conference call script for management
- Review and edit results press release
- Survey call/web cast participants
- Deliver Results Feedback and provide recommendations on appropriate actions

Prepare for ~~Fourth~~ First Quarter ~~2007~~ 2008 Reporting

- Our earnings preparation will consist of the following activities:
  - Brainstorming on key messages, metrics and guidance using feedback from Q3 call and follow-up
  - Preparing earnings reporting preparation schedule and coordinating rehearsals and other preparations with management
  - Conducting calls with management to discuss quarterly performance, business outlook and the new growth strategy to develop key messages
  - Drafting the press release and conference call outline/script

DM

GROUP

los angeles san francisco new york

- Drafting potential questions and working with management to formulate responses
- Rehearsing the script and possible questions
- Managing all pre- and post-call logistics:
  - Scheduling conference call
  - Arranging the webcast
  - Composing and distributing invitation to conference call list
  - Supplying conference call participants' names
  - Delivering conference call transcript
  - Supplying webcast participant list
- Managing actual conference call and Q&A queue
- Gathering feedback from participants
- Delivering recommendations for IR program based on feedback
- Review and edit conference call script for management
- Review and edit results press release
- Survey call/web cast participants
- Deliver Results Feedback and provide recommendations on appropriate actions

Press Releases BC Fourth

- Create and issue "~~Data Jungle~~ Reports ~~Third~~ Quarter 2007 Financial Results" press release
- Create and issue Customer win press releases
- Create and issue Partnering press releases
- Create and issue company development press releases
- Create and issue "~~Data Jungle~~ Reports ~~Fourth~~ Quarter & ~~2007~~ Year-End Financial Results" press release BC. First

Monthly Activities

- Consult on company and/or Reg. FD events
- Monitor daily Data Jungle and peer news
- Monitor third-party informational websites to determine need to update/correct Data Jungle data
- Forward Data Jungle news clippings as appropriate
- Respond to investor inquiries
- Review company press releases to ensure strategic positioning is highlighted
- Provide counsel on IR-related issues
- Maintain and update investor lists as inquiries come in

DM

[Next Page - Addendum B]

6525 w. sunset boulevard, suite G4, los angeles, ca 90028 office: 323.468.2300 fax: 323.468.2304 web: www.mkr-group.com

GROUP

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Addendum B - Proposed Compensation Plan

We propose a flat monthly retainer of $7,000 per month for an initial term of six months. Following the initial six-month term the contract will go month-to-month and can be terminated with 30-days written notice. This proposed fee is below our typical fee arrangement of $10,000 per month. In consideration of the reduced monthly retainer we propose the following milestone bonus structure; provided, however, that in no event will the aggregate amount of compensation for any one month (exclusive of reimbursed expenses) to MKR exceed $10,000:

1. MKR proposes an additional monthly bonus of $1000 per month upon the initiation of research coverage of the Company by a new, non-compensated, sellside analyst that MKR introduces to the Company.
2. MKR proposes an additional monthly bonus of $1000 per month upon introducing 3 new institutional owners who take a position in the Company.
3. MKR proposes an additional monthly bonus of $1000 per month upon the Company receiving invites to 3 separate, no fee, investor conferences, which MKR facilitates.

Each milestone can only be achieved once, however, the additional monthly bonus amount is recurring and will be included in each monthly retainer invoice following the month in which the milestone was achieved. MKR's fee is payable at the beginning of each 30-day contract period and includes all services, excluding typical expenses. Typical expenses include photocopying, telephone, faxing, parking, and delivery services, as well as out-of-town travel expenses. Typical expenses, excluding travel, usually range between $45 - $55 per month. Out-of-town travel expenses include airfare, hotel, transportation, parking and meals.

DM

6525 w. sunset boulevard, suite G4, los angeles, ca 90028 office: 323.468.2300 fax: 323.468.2304 web: www.mkr-group.com